EXHIBIT 10(iii)

                              ASSIGNMENT AGREEMENT


     This ASSIGNMENT AGREEMENT (this "Agreement") is made as of the 3rd day of April, 2001, by and among Aluminum-Power, Inc. (hereinafter "Aluminum-Power" or "Assignor") and Trimol Group, Inc. (the "Assignee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Sagem and Aluminum-Power entered into that certain Cooperation Agreement (the "Cooperation Agreement"), dated December 8, 2000, whereby
Aluminum-Power and Sagem agreed to cooperate in the development of an Aluminum-air fuel cell that will serve as the power source for Sagem's cellular phones.; and

     WHEREAS, the Cooperation Agreement provides that neither party may transfer or assign the Cooperation Agreement without the prior written consent of the other; and

     WHEREAS, Aluminum-Power has requested from Sagem and Sagem has agreed to consent to the assignment of the Cooperation Agreement from Aluminum-Power to Assignee;

     NOW THEREFORE, for and in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Aluminum-Power and Assignee do hereby agree as follows:

     1. Aluminum-Power hereby sells, assigns and conveys to Assignee all of Aluminum-Power's rights, title and interest in and to the Cooperation Agreement.

     2. Assignee hereby assumes and agrees to perform all of Assignor's obligations under the Cooperation Agreement.

     3. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same agreement.

     4. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors, heirs and permitted assigns.


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     IN WITNESS  WHEREOF,  this  Agreement  is executed by the parties as of the date hereinabove first set forth.

                                                ALUMINUM-POWER, INC.


                                                /s/ Alan Birshtein
                                                --------------------------------
                                                Name: Alan Birshtein
                                                Title: VP Sales


                                                TRIMOL GROUP, INC.


                                                /s/  Alexander Gordin   4/3/01
                                                --------------------------------
                                                Name:  Alexander Gordin
                                                Title: President